Convertible Preferred Shares and Shareholders' Equity (Deficit)	12 Months Ended
Mar. 31, 2016
Text Block [Abstract]
Convertible Preferred Shares and Shareholders' Equity (Deficit)

7. Convertible Preferred Shares and Shareholders’ Equity (Deficit)

As of March 31, 2015, the authorized share capital of the Company consisted of 1,003,300,000 ordinary shares, £0.000001 par value and 75,458,210 convertible preferred shares.

In connection with the share-for-share exchange and share consolidation discussed in Note 1, the authorized share capital of the Company was amended to consist of 118,657,039 ordinary shares, $0.012 par value per share, consisting of 8,107,039 Founder Shares, 70,000,000 Class A Shares, 40,000,000 Class B Shares, and 550,000 Class C Shares and 12,576,364 preferred shares, $0.012 par value, consisting of 7,051,814 Series A Preferred Shares and 5,524,550 Series B Preferred Shares. This transaction was accounted for as a change in reporting entity and the accompanying consolidated financial statements and related notes have been retroactively revised to reflect this change.

Under our Memorandum and Articles of Association that became effective upon the IPO, our authorized share capital was increased to consist of 300,000,000 ordinary shares, nominal value $0.012 per share and 5,000,000 preferred shares, nominal value $0.012 per share.

As of March 31, 2015, the Company’s convertible preferred shares outstanding were as follows:

	Original Issue Price per Share	Shares		Liquidation Amount	Carrying Value
		Authorized	Outstanding
Series A Convertible Preferred Shares (1)	$2.95	7,051,814	7,051,814	$20,816	$20,583
Series B Convertible Preferred Shares	$7.24	5,524,550	5,524,550	40,000	38,722

		12,576,364	12,576,364	$60,816	$59,305

(1)	Translated using the British pound to U.S. dollar exchange rate as of the date of issuance of 1.601.

On November 19, 2015, the Company completed its initial public offering, or IPO, in which it issued and sold 7,750,000 ordinary shares at a public offering price of $10.00 per share. The Company received net proceeds of $68.3 million after deducting underwriting discounts and commissions and other offering expenses of $9.2 million. Immediately prior to the consummation of the IPO, all of the then-outstanding series of ordinary shares were redesignated as an aggregate of 33,694,703 ordinary shares, and upon consummation of the IPO, all of the then-outstanding convertible preferred shares automatically converted into an aggregate of 12,576,364 ordinary shares.

Under our Memorandum and Articles of Association that became effective upon the IPO, each ordinary share entitles the holder to one vote for each share on all matters submitted to a vote of our shareholders at all meetings of shareholders and written actions in lieu of meetings. The holders of ordinary shares are entitled to receive dividends, if and when declared by the Board. No dividends have been declared or paid by the Company through March 31, 2016.

At March 31, 2016, the Company has reserved the following ordinary shares for future issuance:

At March 31, 2016
Options outstanding under share option plans	8,069,866
Unvested restricted share units	42,224
Options and awards available for future grant under the 2015 Plan	5,999,375
Shares reserved for issuance under ESPP	1,100,000

Total authorized ordinary shares reserved for future issuance	15,211,465